                                                                    EXHIBIT 10.7



                          HORACE MANN INCENTIVE PLAN
                           SHORT TERM INCENTIVE PLAN
                           LONG TERM INCENTIVE PLAN
                           ANNUAL STOCK OPTION PLAN

                       HORACE MANN EDUCATORS CORPORATION

                           SHORT TERM INCENTIVE PLAN

                                    PURPOSE


This Short Term Incentive Plan (the "Plan") is designed to reward all officers (the "Officers") of Horace Mann Educators Corporation (the "Company") for achieving corporate and operating unit or operating division short term performance objectives. The Plan is intended to provide an incentive for superior work and to motivate Officers toward even higher achievement and business results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified employees. The Plan is also intended to secure the full deductibility of annual incentive compensation payable to the Company's Chief Executive Officer and the other four highest compensated executive officers (collectively the "Covered Employees") whose compensation is required to be reported in the Company's proxy statement and all compensation payable hereunder to such persons is intended to qualify as "performance-based compensation" as described in
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

1.   ELIGIBILITY AND PARTICIPATION

1.1 All Officers of the Company are eligible for and shall participate in the Plan. Prior to or at the time performance objectives are established for a "Performance Period," as defined below, the Committee designated under Section
6.1 (the "Committee") of the Company's Board of Directors (the "Board") will designate in writing certain Officers of the Company that are participants for such Performance Period.


2.   PLAN YEAR, PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

2.1  The fiscal year of the Plan (the "Plan Year") shall end on December 31.
The performance period (the "Performance Period") with respect to which annual incentive compensation may be payable under the Plan shall generally be the Plan Year, provided, however, that the Committee shall have the authority to designate different Performance Periods under the Plan.

2.2 Within the first ninety (90) days of each Performance Period, other than the 1996 Plan Year Performance Period, the Committee shall establish in writing, with respect to such Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount of annual incentive compensation payable to certain Officers under the Plan if the performance goals are attained. Notwithstanding the foregoing sentence, for any Performance Period, such goals, objectives and computation formulae or methods must be established within that number of days, beginning on the first day of such Performance Period, which is no more than twenty-five percent (25%) of the total number of days in such Performance Period.

2.3 Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its operating divisions or other operating units, any of which may be measured either in absolute terms or as compared to other companies: financial ratings of the Company, return on equity, earnings, earnings growth, earnings per share, growth in earnings per share, operating earnings, growth in operating earnings, operating earnings per share, growth in operating earnings per share, insurance premiums, growth in insurance premiums, total return to shareholders (stock price appreciation plus dividends), combined ratio, expense ratio, number of agents and growth in number of agents. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may be based upon an Officer's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or an Officer's performance against the performance goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles ("GAAP") as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.

2.4 The Committee may also make additional annual incentive compensation awards to Officers, other than Covered Employees, who have produced exceptional, unanticipated results during the Performance Period.

3.   DETERMINATION OF ANNUAL INCENTIVE COMPENSATION AWARDS

3.1 As soon as practicable after the end of each Performance Period, the Committee shall certify in writing the extent to which the Company and the Officers have achieved the performance goal or goals for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the annual incentive compensation award and the Committee shall calculate the amount of each Officer's annual incentive compensation for such Performance Period based upon the performance goals, objectives and computation formulae or methods for such Performance Period. The Committee shall have no discretion to increase the amount of any Covered Employee's annual incentive compensation as so determined.

3.2 No Officer's annual incentive compensation for any Performance Period shall exceed 120% of the base annual salary of the Company's Chief Executive Officer as of July 10, 1996 ($410,000).

4.   PAYMENT OF AWARDS

4.1 Approved annual incentive compensation awards shall be payable by the Company in cash to each Officer as soon as practicable after the end of each Performance Period and after the Committee has certified in writing pursuant to
Section 3.1 that the relevant performance goals have been achieved. In the event of an Officer's death, any such award shall be payable to his or her beneficiary as designated pursuant to Section 4.3 or, absent such a designation, to the Officer's estate.

4.2 If an Officer's employment by the Company shall terminate prior to the last day of a Performance Period because of disability, retirement in accordance with the Company's retirement policies, resignation pursuant to written agreement with the Company, leave of absence or death, then the annual incentive compensation award that would have been payable to the Officer absent such termination shall be prorated based on the Officer's active service during the Performance Period. If an Officer's employment by the Company shall terminate prior to the last day of a Performance Period because of voluntary or involuntary resignation or termination not pursuant to a written agreement with the Company, no annual incentive compensation award shall be payable to such Officer with respect to such Performance Award.

4.3 An Officer may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or change any such designation of beneficiary. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to any annual incentive compensation award hereunder, the Committee may determine to recognize only the legal representative of such Officer, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

5.   OTHER TERMS AND CONDITIONS

5.1 No annual incentive compensation awards shall be paid under the Plan unless and until the material terms (within the meaning of Section 162(m)(4)(C) of the Code) of the Plan, including the business criteria described in Section 2.3 of the Plan, are disclosed to the Company's shareholders and are approved by the shareholders by a majority of votes cast in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable state law).

5.2 No person shall have any legal claim to be granted an award under the Plan and the Committee shall have no obligation to treat Officers uniformly. Except as may be otherwise required by law, annual incentive compensation awards under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Annual incentive compensation awarded under the Plan shall be payable from the general assets of the Company and no Officer shall have any claim with respect to any specific assets of the Company.

5.3 Neither the Plan nor any action taken under the Plan shall confer upon any Officer any right with respect to any continuance of employment by the Company or to maintenance of the Officer's compensation at any level nor shall they interfere in any way with the right of the Company to terminate his or her employment at any time.

5.4 The Company may deduct from any award any applicable withholding taxes or any amounts owed by the Officer to the Company.

6.   ADMINISTRATION

6.1 All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code and Treasury Regulation
(S) 1.162-27, promulgated thereunder, or any successor thereto. Until changed by the Board, the Compensation Committee of the Board shall constitute the Committee hereunder.

6.2 The Committee shall have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

6.3 Except with respect to matters which under Section 162(m)(4)(C) of the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

6.4 The Committee may rely on opinions, reports or statements of officers or employees of the Company and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

6.5 The Board reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of Section 162(m) of the Code may be made by the Committee. No amendment may be made to the performance criteria specified in Section 2.3 or the maximum annual incentive compensation payable to any participant as specified in Section 3.2 without shareholder approval unless shareholder approval is not required in order for annual incentive compensation paid to Covered Employees to constitute qualified performance-based compensation under Section 162(m) of the Code.

6.6 No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

6.7 The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.

                       HORACE MANN EDUCATORS CORPORATION

                           LONG TERM INCENTIVE PLAN


                                    PURPOSE


This Long Term Incentive Plan (the "Plan") is designed to reward certain officers (the "Officers") of Horace Mann Educators Corporation (the "Company") for achieving corporate and operating unit or departmental long term performance objectives. The Plan is intended to provide an incentive for superior work and to motivate participating Officers toward even higher achievement and business results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified executive employees. The Plan is also intended to secure the full deductibility of incentive compensation payable to the Company's Chief Executive Officer and the other four highest compensated executive officers (collectively the "Covered Employees") whose compensation is required to be reported in the Company's proxy statement and all compensation payable hereunder to such persons is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

1.   ELIGIBILITY AND PARTICIPATION

1.1 Prior to or at the time performance objectives are established for a "Performance Period," as defined below, the Committee designated under Section
6.1 (the "Committee") of the Company's Board of Directors (the "Board") will designate in writing which Officers of the Company shall in fact be participants for such Performance Period.

2.   PLAN YEAR, PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

2.1 The fiscal year of the Plan (the "Plan Year") shall end on December 31. The performance period (the "Performance Period") with respect to which incentive compensation may be payable under the Plan shall generally be more than one Plan Year, with the number of Plan Years in each Performance Period determined by the Committee, provided, however, that the Committee shall have the authority to designate different Performance Periods under the Plan.

2.2 Within the first ninety (90) days of each Performance Period, other than the 1996 Performance Period, the Committee shall establish in writing, with respect to such Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount of incentive compensation payable to each Officer under the Plan if the performance goals are attained. Notwithstanding the foregoing sentence, for any Performance Period, such goals, objectives and computation formulae or methods must be established within that number of days, beginning on the first day of such Performance Period, which is no more than twenty-five percent (25%) of the total number of days in such Performance Period.

2.3 Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its operating divisions or other operating units, any of which may be measured either in absolute terms or as compared to other companies: financial ratings of the Company, return on equity, earnings, earnings growth, earnings per share, growth in earnings per share, operating earnings, growth in operating earnings, operating earnings per share, growth in operating earnings per share, insurance premiums, growth in insurance premiums, total return to shareholders (stock price appreciation plus dividends), combined ratio, expense ratio, number of agents and growth in number of agents. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may be based upon an Officer's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or an Officer's performance against the performance goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles ("GAAP") as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.

2.4 The Committee may also make additional incentive compensation awards to Officers, other than Covered Employees, who have produced exceptional, unanticipated results during the Performance Period.

3.   DETERMINATION OF INCENTIVE COMPENSATION AWARDS

3.1 As soon as practicable after the end of each Performance Period, the Committee shall certify in writing the extent to which the Company and the Officers have achieved the performance goal or goals for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the incentive compensation award and the Committee shall calculate the amount of each Officer's incentive compensation for such Performance Period based upon the performance goals, objectives and computation formulae or methods for such Performance Period. The Committee shall have no discretion to increase the amount of any Covered Employee's annual incentive compensation as so determined.

3.2 No Officer's incentive compensation for any Performance Period shall exceed 240% of the base annual salary of the Company's Chief Executive Officer as of July 10, 1996 ($410,000).

4.   PAYMENT OF AWARDS

4.1 Approved incentive compensation awards shall be payable by the Company in cash to each Officer as soon as practicable after the end of each Performance Period and after the Committee has certified in writing pursuant to Section 3.1 that the relevant performance goals have been achieved. In the event of an Officer's death, any such award shall be payable to his or her beneficiary as designated pursuant to Section 4.3 or, absent such a designation, to the Officer's estate.

4.2 If an Officer's employment by the Company shall terminate prior to the last day of a Performance Period because of disability, retirement in accordance with the Company's retirement policies, resignation pursuant to written agreement with the Company, leave of absence or death, then the incentive compensation award that would have been payable to the Officer absent such termination shall be prorated based on the Officer's active service during the Performance Period. If an Officer's employment by the Company shall terminate prior to the last day of a Performance Period because of voluntary or involuntary resignation or termination not pursuant to a written agreement with the Company, no incentive compensation award shall be payable to such Officer with respect to such Performance Award.

4.3 An Officer may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or change any such designation of beneficiary. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to any incentive compensation award hereunder, the Committee may determine to recognize only the legal representative of such Officer, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

5.   OTHER TERMS AND CONDITIONS

5.1 No incentive compensation awards shall be paid under the Plan unless and until the material terms (within the meaning of Section 162(m)(4)(C) of the Code) of the Plan, including the business criteria described in Section 2.3 of the Plan, are disclosed to the Company's shareholders and are approved by the shareholders by a majority of votes cast in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable state law).

5.2 No person shall have any legal claim to be granted an award under the Plan and the Committee shall have no obligation to treat Officers uniformly. Except as may be otherwise required by law, incentive compensation awards under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Incentive compensation awarded under the Plan shall be payable from the general assets of the Company and no Officer shall have any claim with respect to any specific assets of the Company.

5.3 Neither the Plan nor any action taken under the Plan shall confer upon any Officer any right with respect to any continuance of employment by the Company or to maintenance of the Officer's compensation at any level nor shall they interfere in any way with the right of the Company to terminate his or her employment at any time.

5.4 The Company may deduct from any award any applicable withholding taxes or any amounts owed by the Officer to the Company.

6.   ADMINISTRATION

6.1 All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code and Treasury Regulation
(S) 1.162-27, promulgated thereunder, or any successor thereto. Until changed by the Board, the Compensation Committee of the Board shall constitute the Committee hereunder.

6.2 The Committee shall have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

6.3 Except with respect to matters which under Section 162(m)(4)(C) of the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

6.4 The Committee may rely on opinions, reports or statements of officers or employees of the Company and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

6.5 The Board reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of Section 162(m) of the Code may be made by the Committee. No amendment may be made to the performance criteria specified in Section 2.3 or the maximum incentive compensation payable to any participant as specified in Section 3.2 without shareholder approval unless shareholder approval is not required in order for incentive compensation paid to Covered Employees to constitute qualified performance-based compensation under Section 162(m) of the Code.

6.6 No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

6.7 The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.

                       HORACE MANN EDUCATORS CORPORATION

                         ANNUAL STOCK OPTION GRANT PLAN


In conjunction with Short Term Incentive Plan and the Long Term Incentive Plan, it is the intention of the Board of Directors (the "Board") that stock options be granted annually to individual officers of Horace Mann Educators Corporation (the "Company") pursuant to the Horace Mann Educators Corporation 1991 Stock Incentive Plan (the "Plan"), as amended.

The Committee, as defined in the Plan, will designate prior to or at the time performance objectives are established for annual cash incentive plan under the Short Term Incentive Plan, which officers of the Company shall be eligible to receive such options and the number of stock options within a specified range.

The number of stock options granted within a specified range shall be a function of the Committee's assessment of each individual officer's performance during the prior year, the importance to the Corporation of retaining the individual and that individual's potential for future contributions to the Corporation.

Annual stock option grants will be made at the time the Committee certifies in writing the extent to which the terms and conditions of the applicable annual cash incentive plan have been achieved.

Stock options, pursuant to the Plan, will be granted at fair market value on the date of grant, will have ten year terms and will vest in accord with the Plan.